Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
18.	Subsequent Events

On November 14, 2015, the Company entered into a Share Transfer Agreement (the “Agreement”) with Shanghai Yongli Belting Co., Ltd. (“SYB”) and its wholly-owned subsidiary, Shanghai Yongjing Investment Management Co., Ltd. (“SYIM”). Pursuant to the Agreement, SYIM will purchase, through a to-be-formed wholly-owned Hong Kong subsidiary (the “HK Subsidiary”), the entirety of the shareholding interests in our wholly-owned subsidiary, Plastec International Holdings Limited (“Plastec”) for an aggregate purchase price of RMB 1,250,000,000 (or US$195,312,500), in cash (the “Transfer Price”).

The transaction is expected to be consummated (the “Closing”) after the required approval by the Company’s shareholders and the fulfillment of certain other conditions, as described herein and in the Agreement. However, there can be no assurance that Closing will actually occur.

Upon Closing, the Company will no longer own Plastec. Thereafter, the Company only operations will generally be to complete certain projects currently under way, collect rental income from certain property the Company own and is being leased to one of Plastec’s subsidiaries and explore other investment opportunities.

On March 22, 2016, the Company announced that its board of directors had declared a final cash dividend of U.S. $0.20 per share for the year ended December 31, 2015 payable on or about April 12, 2016 to the shareholders of record as of April 05, 2016.

The Company is applying de-registration of its wholly-owned subsidiary, Dongguan Sun Chuen to the relevant government departments in the PRC.

The Company has evaluated all other subsequent events through March 22, 2016, the date these consolidated financial statements were issued, and determined that there were no other subsequent events or transaction, apart from the above described events, that required recognition or disclosures in the financial statements.